                                                                   EXHIBIT 28.1




                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 11-K


(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED).
         For the fiscal year ended December 31, 1993
                                   -----------------
                                       OR

[  ]     TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
         EXCHANGE ACT OF 1934 (NO FEE REQUIRED).
         For the transition period from              to
                                       --------------  ---------------

            COMMISSION FILE NUMBER   33-3752,33-18541, AND 2-96064
                                     -----------------------------

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                             FFMC SAVINGS PLUS PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                     FIRST FINANCIAL MANAGEMENT CORPORATION
                               3 Corporate Square
                                   Suite 700
                               Atlanta, GA 30329





                   Page 1 of 5 sequentially numbered pages.
                        The Exhibit Index is on page 4.

                             FFMC SAVINGS PLUS PLAN

                           ANNUAL REPORT ON FORM 11-K


NOTE: THE FOLLOWING FINANCIAL STATEMENTS, RELATED SCHEDULES AND INDEPENDENT AUDITORS' REPORT ARE BEING FILED AS PART OF FORM SE IN PAPER FORMAT PURSUANT TO RULE 311 (c) OF REGULATION S-T AND GENERAL INSTRUCTION E TO FORM 11-K.

Financial Statements

         Independent Auditors' Report

         Statements of Net Assets Available for Plan Benefits at
         December 31, 1993 and 1992

         Statements of Changes in Net Assets Available for Plan
         Benefits for the years ended December 31, 1993, 1992 and 1991

         Notes to Financial Statements

         Financial Statement Schedules:

         All schedules required under Rule 6A-05 of Regulation S-X are omitted because the information is presented in the financial statements or notes thereto.

         Schedule of Assets Held for Investment Purposes as required under the Employee Retirement Income Security Act of 1974 ("ERISA")

         Schedule of Reportable Transactions for the year ended
         December 31, 1993, as required under ERISA

THE FOLLOWING EXHIBIT IS FILED HEREWITH:

Exhibits
- - --------

         (1)     Consent of Independent Auditors





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
                                   SIGNATURES


The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           FFMC SAVINGS PLUS PLAN
                                           FIRST FINANCIAL MANAGEMENT
                                           CORPORATION, as Plan Administrator





Date:  June 28, 1994                       By /s/ M. Tarlton Pittard
     ---------------                          --------------------------------
                                              M. Tarlton Pittard
                                              Senior Executive Vice President
                                              and Chief Financial Officer





Date:  June 28, 1994                       By /s/ Richard Macchia
     ---------------                          --------------------------------
                                              Richard Macchia
                                              Executive Vice President
                                              and Principal Accounting Officer

                              INDEX TO EXHIBITS

                                                                                                   SEQUENTIAL
EXHIBIT                                                                                           PAGE NUMBER
- - -------                                                                                           -----------
    1               Consent of Independent Auditors   . . . . . . . . . . . . . . . . . . . . . .          5


                                                                     EXHIBIT 1

INDEPENDENT AUDITORS' CONSENT

We consent to incorporation by reference in First Financial Management Corporation's Registration Statement No. 2-96064 on Form S-8 filed February 26, 1985, its Registration Statement No. 33-18541 on Form S-8 filed November 17, 1987, and its Registration Statement No. 33-37532 on Form S-8 filed November 5, 1990 of our report dated April 22, 1994 appearing in Form SE which filed in paper format the financial statements and our report that would otherwise appear in the Annual Report on Form 11-K of the FFMC Savings Plus Plan for the year ended December 31, 1993.





DELOITTE & TOUCHE

Atlanta, Georgia
June 27, 1994




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